INVENTORIES	12 Months Ended
Dec. 31, 2018
Inventory Disclosure [Abstract]
INVENTORIES
NOTE 6 – INVENTORIES

Inventories at December 31, 2018 and 2017 consisted of the following:

	December 31, 2018	December 31, 2017
	USD	USD
Raw materials	124,408,741	107,651,325
Work-in-process	57,457,153	42,202,306
Finished goods	61,429,618	59,717,204
Total	243,295,512	209,570,835

Raw materials mainly comprised of human plasma collected from the Company’s plasma collection stations. Work-in-process represented intermediate products in the process of production. Finished goods mainly comprised of plasma products. Provisions to write-down the carrying amount of obsolete inventory to its estimated net realizable value amounted to nil, nil and $256,862 for the years ended December 31, 2018, 2017 and 2016, respectively, and were recorded as cost of sales in the consolidated statements of comprehensive income.